EXCHANGE AND SUPPORT AGREEMENT

Exchange and Support Agreement (the "**Agreement**") dated •, 2006 among KMA Global Solutions Inc., a corporation incorporated under the laws of Nevada ("**Parent**"), KMA Global Solutions International, LLC, a limited liability company formed under the laws of Nevada ("**Subco**"), KMA Acquisition Exchangeco Inc., a company formed under the laws of Ontario (the "**Company**"), and the Holders. Capitalized terms used but not otherwise defined shall have meaning set forth in Section 1.1 hereof.

RECITALS:

(a) Pursuant to a Stock Purchase Agreement dated on or about March 7, 2006 among, inter alia, Parent, the Company and **[Selling Shareholders]** (the "**Stock Purchase Agreement**"), the parties agreed that upon the closing of the transactions contemplated under the Stock Purchase Agreement, Parent, Subco and the Company would execute and deliver an Exchange and Support Agreement containing the terms and conditions set forth in a schedule to the Stock Purchase Agreement, together with such other terms and conditions as may be agreed to by the parties to the Stock Purchase Agreement acting reasonably.

(b) Pursuant to the Stock Purchase Agreement, the Company will issue certain exchangeable shares (the "**Exchangeable Shares**") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "**Exchangeable Share Provisions**", attached hereto as Schedule "A").

(c) Parent and Subco will grant to and in favour of the Holders (other than Parent and its subsidiaries) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require Parent and/or Subco to purchase from each such Holder all or any part of the Exchangeable Shares held by such Holder, in consideration for Parent Common Shares.

(d) To facilitate such purchase and exchange, Parent will issue to Subco, its wholly owned subsidiary, such number of Parent Common Shares equal to the issued and outstanding Exchangeable Shares;

(e) The Company and the Holders desire to grant to Parent and Subco the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right contemplated by the Exchangeable Share Provisions.

(f) The parties desire to make appropriate provision and to establish a procedure whereby the rights to require Parent and Subco to purchase Exchangeable Shares from the holders thereof (other than Parent and its subsidiaries) shall be exercisable by such holders from time to time of Exchangeable Shares.

In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Agreement, the following terms shall have the following meanings:

"Act" means the *Business Corporations Act* (Ontario), as amended, consolidated or re-enacted from time to time.

"Affiliate " has the meaning ascribed thereto in the Act.

"Applicable Laws" has the meaning provided in Section 4.4(2) hereof.

"Automatic Exchange Rights" means the benefit of the obligation of Parent and Subco to effect the automatic exchange of Parent Common Shares for Exchangeable Shares pursuant to Section 2.9 hereof.

"Board of Directors" means the Board of Directors of the Company.

"Business Day" has the meaning provided in the Exchangeable Share Provisions.

"Change in Control Transaction" has the meaning provided in Section 5.1 hereof.

"Common Shares" means common shares in the capital of the Company.

"Company" has the meaning provided in the preamble hereof.

"Dividend Amount" has the meaning provided in the Exchangeable Share Provisions.

"Exchange Right" has the meaning provided in Section 2.1(a) hereof.

"Exchange Right Purchase Price" has the meaning provided in Section 2.3 hereof.

"Exchangeable Share Provisions" has the meaning provided in the recitals hereto.

"Exchangeable Shares" has the meaning provided in the recitals hereto.

"Fair Market Value" means in respect of a Parent Common Share, the volume-weighted average of the closing prices of one share in the common stock of the Parent on the Exchange **[to be defined]** during a period of ten (10) consecutive trading days preceding the date of determination, or if the Parent Common Shares are no longer quoted on the Exchange, then on such other stock exchange or automatic quotation system on which the Parent Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purposes; provided, however, that if, in the opinion of the Board of Directors, the public distribution or trading activity of the Parent Common Shares during such period does not create a market which reflects the fair market value of a Parent Common Share then the Fair Market Value of a Parent Common Share shall be determined by the Board of Directors, in good faith, based upon the advice of such qualified independent financial advisors that the Board of

Directors may deem appropriate, and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

"Governmental Entity" means any applicable (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi-governmental body exercising (with proper jurisdiction) any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

"Holders" means the registered holders from time to time of Exchangeable Shares, other than Parent and its subsidiaries, and initially means **[Selling Shareholders]** and any of its Permitted Transferees.

"Insolvency Event" means: (i) the institution by the Company of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved, liquidated or wound-up, or the consent of the Company to the institution of bankruptcy, insolvency, dissolution, liquidation or winding-up proceedings against it, (ii) the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the *Companies Creditors' Arrangement Act* (Canada) and the *Bankruptcy and Insolvency Act* (Canada), and the failure by the Company to contest in good faith any such proceedings commenced in respect of the Company within 30 days of becoming aware thereof, (iii) the consent by the Company to the filing of any such petition or to the appointment of a receiver, (iv) the making by the Company of a general assignment for the benefit of creditors, (v) the admission in writing by the Company of its inability to pay its debts generally as they become due, (vi) the liquidation, dissolution or winding-up of the Company or other distribution of the assets of the Company among its shareholders and/or creditors for the purpose of the liquidation of the Company's assets or the winding-up of its affairs or (viii) the Company not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions.

"Liquidation Amount" has the meaning provided in the Exchangeable Share Provisions.

"Liquidation Call Purchase Price" has the meaning provided in Section 3.1(1) hereof.

"Liquidation Call Right" has the meaning specified in Section 3.1(1) hereof.

"Liquidation Date" has the meaning provided in the Exchangeable Share Provisions.

"Liquidation Event" has the meaning provided in Section 2.9(1) hereof.

"Liquidation Event Effective Time" has the meaning provided in Section 2.9(2) hereof.

"Offer" has the meaning provided in Section 4.7(1).

"Parent" has the meaning provided in the preamble hereof.

"Parent Common Shares" has the meaning provided in the Exchangeable Share Provisions.

"Parent Control Transaction" has the meaning provided in the Exchangeable Share Provisions.

"Parent Liquidation Price" has the meaning provided in Section 2.9(2) hereof.

"Parent Special Event" has the meaning provided in the Exchangeable Share Provisions.

"Parent Successor" has the meaning provided in Section 5.1 hereof.

"Permitted Transferee" means any Affiliate of a Holder.

"Person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.

"Redemption Call Purchase Price" has the meaning specified in Section 3.2(1) hereof.

"Redemption Call Right" has the meaning specified in Section 3.2(1).

"Redemption Date" has the meaning provided in the Exchangeable Share Provisions.

"Retracted Shares" has the meaning provided in Section 3.3(1) hereof.

"Retraction Call Purchase Price" has the meaning provided in Section 3.3(1) hereof.

"Retraction Call Right" has the meaning provided in Section 3.3(1) hereof.

"Retraction Date" has the meaning provided in the Exchangeable Share Provisions.

"Subco" has the meaning provided in the preamble hereof.

1.2 Interpretation Not Affected by Headings, Etc.

The division of this Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3 Number, Gender, Etc.

Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4 Date for Any Action

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

ARTICLE 2
EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

2.1 Grant and Ownership of the Exchange Right

Parent and Subco hereby jointly and severally grant to each of the Holders:

(a) the right (the "**Exchange Right**"), upon the occurrence and during the continuance of an Insolvency Event, to require Parent and Subco to purchase from the Holder all or any part of the Exchangeable Shares held by the Holder, and

(b) the Automatic Exchange Rights,

all in accordance with the provisions of this Agreement and the Exchangeable Share Provisions, as the case may be.

2.2 Legended Share Certificates

The Company will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of:

(a) their right with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Holder; and

(b) the Automatic Exchange Rights.

2.3 Purchase Price

The purchase price payable by Parent and Subco for each Exchangeable Share to be purchased under the Exchange Right shall be an amount per share (collectively, the "**Exchange Right Purchase Price**") equal to (a) the Fair Market Value of a Parent Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right and (b) the Dividend Amount. The Exchange Right Purchase Price payable for each Exchangeable Share to be purchased under the Exchange Right shall be satisfied in full by Parent causing Subco to transfer to such Holder one Parent Common Share and a cheque in the amount of the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) for each Exchangeable Share so sold. Upon payment of such purchase price, the relevant Holder shall cease to have any rights to be paid any Dividend Amount, unless the cheque therefor is not honoured for payment. In connection with payment of the purchase price, Subco shall be entitled to liquidate that number of the Parent Common Shares, that would otherwise be deliverable to the particular holder of Exchangeable Shares required to satisfy any applicable statutory withholding tax obligation.

2.4 Exercise Instructions

(1) Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of the Company. To cause the exercise of the Exchange Right, the

Holder shall deliver to Parent, in person, by courier or by certified or registered mail, at its principal office or at such other place or places in Canada or the United States as Parent may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires to exchange, duly endorsed for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act, together with:

(a) A duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating:

(i) that the Holder is exercising the Exchange Right so as to require Parent and Subco to purchase from the Holder the number of Exchangeable Shares specified therein,

(ii) that such Holder has good title to and owns all such Exchangeable Shares free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests,

(iii) the names in which the certificates representing Parent Common Shares issuable in connection with the exercise of the Exchange Right are to be issued (which shall be the name(s) of the Holder of Exchangeable Shares or any transferee of such Holder that constitutes a Permitted Transferee), and

(iv) the names and addresses of the persons to whom such new certificates should be delivered; and

(b) Payment (or evidence satisfactory to Parent of payment) of the applicable taxes (if any) payable as contemplated by Section 2.7 of this Agreement.

(2) If only a part of the Exchangeable Shares represented by any certificate(s) delivered to Parent are to be purchased under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Holder at the expense of the Company.

2.5 **Delivery of Parent Common Shares; Effect of Exercise**

Within five (5) Business Days after receipt of the certificates representing the Exchangeable Shares which the Holder desires to exchange under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right), duly endorsed for transfer, which notice shall constitute exercise of the Exchange Right, Parent shall immediately thereafter cause Subco to transfer to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the number of Parent Common Shares deliverable in connection with the exercise of the Exchange Right; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to Parent of the payment of) the applicable taxes (if any) payable as contemplated by Section 2.7 of this Agreement. Upon the closing of the transaction of purchase and sale contemplated by the Exchange Right, the Holder of such Exchangeable Shares shall be deemed to have transferred to

Subco all of its right, title and interest in and to such Exchangeable Shares, shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the purchase price therefor, unless the requisite number of Parent Common Shares, together with a cheque for the Dividend Amount, is not delivered by Subco to such Holder (or to such other persons, if any, properly designated by such Holder), within five (5) Business Days of the closing date, in which case the rights of the Holder shall remain unaffected until such Parent Common Shares, together with a cheque for the Dividend Amount, are delivered by Subco. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it pursuant to the Exchange Right.

2.6 Exercise of Exchange Right Subsequent to Retraction

In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Company to redeem any or all of the Exchangeable Shares held by the Holder (the "**Retracted Shares**") and is notified by the Company pursuant to Section 6.6 of the Exchangeable Share Provisions that the Company will not be permitted to redeem all such Retracted Shares as a result of liquidity or solvency requirements of applicable law and provided that (i) Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares and (ii) that the Holder has not revoked the retraction request delivered by the Holder to the Company pursuant to Section 6.7 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to Parent of the exercise of the Exchange Right with respect to any such Retracted Shares that the Company is unable to redeem. In any such event, the Company hereby agrees in favour of the Holder to immediately notify the Holder of such prohibition against the Company's redeeming all of the Retracted Shares and to immediately forward or cause to be forwarded to Parent all relevant materials delivered by the Holder to the Company (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and the Holder will thereupon exercise the Exchange Right with respect to the Retracted Shares which the Company is not permitted to redeem and will require Subco to purchase such shares in accordance with the provisions of this Article 2.

2.7 Stamp or Other Transfer Taxes

Upon any sale of Exchangeable Shares pursuant to the Exchange Right or the Automatic Exchange Rights, the Parent Common Shares to be delivered in connection with the payment of the total purchase price for the Exchangeable Shares shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder:

(a) shall pay (and neither of Parent, Subco nor the Company shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder; or

(b) shall have established to the satisfaction of Parent that such taxes, if any, have been paid.

2.8 Notice of Insolvency Event

Promptly upon the occurrence of an Insolvency Event or any event with which the giving of notice or the passage of time or both would be an Insolvency Event, the Company and Parent shall give written notice thereof to the Holders.

2.9 Automatic Exchange on Liquidation of Parent

(1) Parent will give the Holders written notice of each of the following events (each, a "**Liquidation Event**") at the time set forth below:

(a) In the event of any determination by the Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Parent or to effect any other distribution of assets of Parent among its shareholders for the purpose of winding up its affairs, or the institution by Parent of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved, liquidated or wound-up, or the consent of Parent to the institution of bankruptcy, insolvency, dissolution, liquidation or winding-up proceedings against it, or the consent by Parent to the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, or the consent to the appointment of a receiver, trustee, liquidator or similar official, or the admission in writing of its inability to pay it debts as they become due, or the making by Parent of a general assignment for the benefit of its creditors, at least 30 days prior to the proposed effective date of any such event, and if 30 days prior notice is not possible, then as much prior notice as is reasonably practicable under the circumstances; and

(b) As promptly as practicable, upon receipt by Parent of notice of or otherwise becoming aware of the commencement of any claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Parent or to effect any other distribution of assets of Parent among its partners for the purpose of winding up its affairs.

(2) In order that the Holders will be able to participate on a pro rata basis with the holders of Parent Common Shares in the distribution of assets of Parent in connection with a Liquidation Event, immediately prior to the effective time (the "**Liquidation Event Effective Time**") of a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for Parent Common Shares; provided that if such Liquidation Event is consummated in connection with a Change in Control Transaction, then, subject to Section 4.7(2), this Section 2.9(2) shall not apply. To effect such automatic exchange, Subco shall be deemed to have purchased each Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time held by or on behalf of Holders, and each Holder shall be deemed to have sold the Exchangeable Shares held by or on behalf of such Holder at such time, for a purchase price per share (collectively, the "**Parent Liquidation Price**") equal to (a) the Fair Market Value of a Parent Common Share at the Liquidation Event Effective Time and (b) the Dividend Amount, which Parent Liquidation Price shall be deemed to have been satisfied in full

by Subco causing to be transferred to the Holder one Parent Common Share and a cheque for the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) for each Exchangeable Share so sold.

(3) Immediately prior to the Liquidation Event Effective Time, each Holder shall be deemed to have transferred to Subco all of the Holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares, and Subco shall transfer and deliver to the Holder the Parent Common Shares representing such Holder's total Parent Liquidation Price. Concurrently with such Holder's ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the Parent Common Shares issued to it pursuant to the automatic exchange of Exchangeable Shares, and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with Subco pursuant to such automatic exchange shall thereafter be deemed to represent the Parent Common Shares issued to the Holder pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent Parent Common Shares, duly endorsed for transfer and accompanied by such instruments of transfer as Parent may reasonably require, Parent shall deliver or cause to be delivered to the Holder evidence of issuance of the Parent Common Shares of which the Holder is the holder.

2.10 Call Rights

The Liquidation Call Right, the Retraction Call Right and the Redemption Call Right are hereby agreed, acknowledged and confirmed by the parties hereto, and it is further agreed and acknowledged that such rights are granted to Parent and Subco by the Company in partial consideration of the obligations of Parent and Subco hereunder. In addition, the parties hereto agree and acknowledge that the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right may be assigned at any time and from time to time by Parent to any Person in whole or in part upon written notice to the Holders provided that:

(a) such assignee acknowledges in writing the Exchangeable Share Provisions and agrees to be bound by the terms of this Agreement; and

(b) notwithstanding such assignment, Parent shall remain jointly and severally liable with such assignee in respect of the obligations of such assignee in connection with the exercise of any such rights, and should such assignee fail to perform its obligations hereunder, then Parent shall perform the same on behalf of such assignee.

ARTICLE 3
CERTAIN RIGHTS OF PARENT AND SUBCO TO ACQUIRE EXCHANGEABLE SHARES

3.1 Liquidation Call Right

(1) Parent and Subco shall have the overriding right (collectively, the "**Liquidation Call Right**"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Company pursuant to Article 5 of the Exchangeable Share Provisions, to

purchase from the Holders of the Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by the Holders on payment of an amount per share (the "**Liquidation Call Purchase Price**") equal to (a) the Fair Market Value of a Parent Common Share applicable on the last Business Day prior to the Liquidation Date and (b) the Dividend Amount, which shall be satisfied in full by delivering or causing to be issued to the Holders one Parent Common Share and a cheque in the amount of the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) for each Exchangeable Share so sold. In the event of the exercise of the Liquidation Call Right as aforesaid, each Holder shall be obligated to sell all of the Exchangeable Shares held by the Holder on the Liquidation Date on payment to the Holder of the Liquidation Call Purchase Price for each such share, less any amounts withheld pursuant to Section 3.4 hereof, and provided Parent and Subco completes such purchase, the Company shall have no obligation to pay the Liquidation Amount (as defined in the Exchangeable Share Provisions) on such shares.

(2) To exercise the Liquidation Call Right, Parent must notify the Company and the Holders of the intention to exercise such right at least one Business Day before the Liquidation Date in the case of a voluntary or involuntary liquidation, dissolution or winding-up of the Company. The Company will notify the Holders in writing as to whether or not Parent has exercised the Liquidation Call Right. If Parent exercises the Liquidation Call Right, then, on the Liquidation Date, Subco will purchase, and each Holder will sell all of the Exchangeable Shares then held by such Holder for a price per share equal to the Liquidation Call Purchase Price, which price shall be satisfied in the manner set forth in Section 3.1(1) hereof.

(3) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Subco shall transfer to each Holder, on or before the Liquidation Date, the requisite number of Parent Common Shares in payment of the Liquidation Call Purchase Price (less any amounts properly withheld pursuant to Section 3.4 hereof) upon presentation and surrender by the Holders of certificates representing the Exchangeable Shares held by the Holder, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Company and such additional documents and instruments as Parent may reasonably require. If Parent does not exercise the Liquidation Call Right in the manner described above, then, on the Liquidation Date, the Holders will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the Company in connection with the liquidation, dissolution or winding-up of the Company pursuant to Article 5 of the Exchangeable Share Provisions.

3.2 Redemption Call Right

(1) Parent and Subco shall have the overriding right (the "**Redemption Call Right**"), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from the Holders on the Redemption Date all but not less than all of the Exchange-able Shares held by the Holders on payment to the Holders of an amount per Exchangeable Share (the "**Redemption Call Purchase Price**") equal to the (a) Fair Market Value of a Parent Common Share applicable on the last Business Day prior to the Redemption Date and (b) the Dividend Amount, which shall be satisfied in full by issuing to the Holders one Parent Common Share and a cheque in the amount of the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) for each Exchangeable Share so sold. In the event of the exercise of the Redemption Call Right by

Parent, each Holder shall be obligated to sell all of the Exchangeable Shares held by such Holder to Subco on the Redemption Date on payment to such Holder of the Redemption Call Purchase Price for each such share, less any amounts withheld pursuant to Section 3.4 hereof, and the Company shall have no obligation to redeem such shares.

(2) To exercise the Redemption Call Right, Parent must notify the Company and the Holders of the intention to exercise such right on or before the Redemption Date. The Company will notify the Holders as to whether or not Parent has exercised the Redemption Call Right forthwith. If Parent exercises the Redemption Call Right, then, on the Redemption Date, Subco will purchase, and each Holder will sell, all of the Exchangeable Shares then held by such Holder for a price per share equal to the Redemption Call Purchase Price which price shall be satisfied in the manner set forth in Section 3.2(1) hereof.

(3) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Subco shall transfer to each Holder, on or before the Redemption Date, the requisite number of Parent Common Shares in payment of the Redemption Call Purchase Price (less any amounts withheld pursuant to Section 3.4 hereof) upon presentation and surrender by such Holder of certificates representing the Exchangeable Shares held by such Holder, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Company and such additional documents and instruments as Parent may reasonably require. If Parent does not exercise the Redemption Call Right in the manner described above, then, on the Redemption Date, the Holders will be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

3.3 Retraction Call Right

(1) Parent and Subco shall have the overriding right (the "**Retraction Call Right**"), notwithstanding the proposed retraction of any Exchangeable Shares (the "**Retracted Shares**") by a Holder pursuant to Article 6 of the Exchangeable Share Provisions, to purchase from such Holder on the Retraction Date all but not less than all of the Retracted Shares held by such Holder on payment to such Holder of an amount per Retracted Share (the "**Retraction Call Purchase Price**") equal to (a) the Fair Market Value of a Parent Common Share applicable on the last Business Day prior to the Retraction Date and (b) the Dividend Amount, which shall be satisfied in full by issuing to such Holder one Parent Common Share and a cheque in the amount of the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) for each Exchangeable Share so sold. In the event of the exercise of the Retraction Call Right by Parent, such Holder shall be obligated to sell all of the Retracted Shares held by such Holder to Subco on the Retraction Date on payment by Subco to such Holder of the Retraction Call Purchase Price for each such share (less any amounts withheld pursuant to Section 3.4 hereof) and the Company shall have no obligation to redeem such shares.

(2) Upon receipt by the Company of a Retraction Request, the Company shall promptly notify Parent thereof. To exercise the Retraction Call Right, Parent must notify the Company and the relevant Holders of the intention to exercise such right within ten (10) Business Days after Parent has been notified by the Company of the Company's receipt of the Retraction Request. The Company will notify such Holders as to whether or not Parent has

exercised the Retraction Call Right forthwith. If Parent exercises the Retraction Call Right, and provided that the Retraction Request is not revoked by the Holder in the manner specified in Section 6.7 of the Exchangeable Share Provisions, the Retraction Request shall thereupon be considered only to be an offer by the Holder to sell such Retracted Shares to Subco in accordance with the Retraction Call Right, and on the Retraction Date, Subco will purchase and each relevant Holder will sell all of the Retracted Shares held by such Holder for a price per share equal to the Retraction Call Purchase Price which price shall be satisfied in the manner set forth in Section 3.3(1) hereof.

(3) For the purposes of completing the purchase of the Retracted Shares pursuant to the Retraction Call Right, Subco shall transfer to each relevant Holder, on or before the Retraction Date, the requisite number of Parent Common Shares in payment of the total Retraction Call Purchase Price (less any amounts withheld pursuant to Section 3.4 hereof) upon presentation and surrender by such Holder of certificates representing the Retracted Shares held by such Holder, together with such other documents and instruments as may be required to effect a transfer of Retracted Shares under the Act and the constating documents of the Company and such additional documents and instruments as Parent may reasonably require. If Parent does not exercise the Retraction Call Right in the manner described above, then, on the Retraction Date, the relevant Holders will be entitled to receive in exchange therefor the retraction price otherwise payable by the Company in connection with the retraction of the Retracted Shares pursuant to Article 6 of the Exchangeable Share Provisions.

3.4 Withholding Rights

(1) The Company, Parent and Subco shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any Holder such amounts as they may be required to deduct and withhold with respect to such payment under the *Income Tax Act* (Canada), the United States Internal Revenue Code of 1986 or any provision of any applicable provincial, state or local tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such Holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that such amount so required to be deducted or withheld from any payment to a Holder exceeds the cash portion of the consideration otherwise payable to the Holder, the Company, Parent or Subco, as the case may be, shall promptly notify the Holder and unless such Holder remits the difference in cash to the Company or Parent, before the tax amount is required to be remitted to the taxing authority, then the Company, Parent, or Subco, as the case may be, may sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to enable it to comply with such deduction or withholding requirement and shall notify such Holder and remit any unapplied balance of the net proceeds of such sale.

(2) Notwithstanding the foregoing, if the Holder provides certificates or such other assurances (in a form and content satisfactory to the Company or Parent, as the case may be, in each case acting reasonably) as are provided for under the *Income Tax Act* (Canada), the United States Internal Revenue Code of 1986, as amended, or such other applicable taxation provisions as are required to ensure that neither the Company, Parent or Subco is liable for any such tax, then no such amounts shall be deducted or withheld from the cash or shares required to be so delivered to the Holder.

(3) In order to assist the Company, Parent and Subco, as the case may be, in complying with any such deduction and withholding requirement, the relevant Holder shall, to the extent applicable, deliver (i) if such Holder is an individual, trust or corporation, a declaration sworn by the individual, a trustee or a director, as the case may be, before a notary or commissioner for oaths to the effect that such Holder, is not and will not be, on the date of payment, a non-resident of Canada for the purposes of the *Income Tax Act* (Canada) or (ii) if such Holder is a partnership, a declaration sworn by a general partner before a notary or commissioner for oaths to the effect that such Holder is a Canadian partnership, as defined in the *Income Tax Act* (Canada).

3.5 Restrictions on Transfer

No Holder shall Transfer any Exchangeable Shares (or any other securities of the Company received on account of the Holder's ownership of Exchangeable Shares) unless such Transfer is (i) a Transfer of Exchangeable Shares by such Holder for Parent Common Shares pursuant to the terms of this Agreement or the Exchangeable Share Provisions, or (ii) a Transfer made to a Permitted Transferee in accordance with the terms and conditions hereof. As used above, the term "**Transfer**" includes the making of any sale, exchange, transfer, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in such securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such securities.

ARTICLE 4
COVENANTS OF PARENT AND THE COMPANY

4.1 Covenants of Parent Regarding Exchangeable Shares

So long as any Exchangeable Shares are outstanding, Parent will:

(a) take all such actions and do all such things as are necessary to ensure that Subco and the Company will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with Applicable Law of an equivalent dividend on the Exchangeable Shares in accordance with the Exchangeable Share Provisions;

(b) cause the Company to declare simultaneously with any distribution on Parent Common Shares, an equivalent dividend on the Exchangeable Shares and, when such distribution is made on Parent Common Shares, cause the Company to pay simultaneously therewith such equivalent dividend on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

(c) in respect of the payment by Parent of any distribution on Parent Common Shares, take all such actions as are necessary, in cooperation with the Company, to ensure that the respective record date and payment date for a dividend on the Exchangeable Shares shall be the same as the record date and payment date for the corresponding distribution on Parent Common Shares;

(d) take all such actions and do all such things as are necessary to enable and permit the Company in accordance with Applicable Law, to pay and otherwise perform its obligations with respect to the delivery of the number of Parent Common Shares and cheques for the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) representing the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company for the purpose of winding up its affairs;

(e) take all such actions and do all such things as are necessary to enable and permit the Company in accordance with Applicable Law, to pay and otherwise perform its obligations with respect to the delivery of the number of Parent Common Shares and cheques for the Dividend Amount (less any amounts withheld pursuant to Section 3.4 hereof) representing the Retraction Price and the Redemption Price upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

(f) not make any distribution on account of the Parent Common Shares unless the Company (or Parent) has sufficient assets available to contemporaneously pay equivalent dividends on the Exchangeable Shares as described in this Section 4.1.

For the purpose of this Agreement, the phrase "take all such actions and do all such things as are necessary to enable or permit the Company in accordance with Applicable Law" includes providing or causing to be provided to the Company, by any means which Parent deems appropriate from time to time, in its sole and absolute discretion, such assets, funds and other property as may be necessary in order that the Company will have sufficient assets, funds and other property available to permit the Company to make a payment, carry out an action or perform an obligation in accordance with Applicable Law, including the avoidance or elimination of any insolvency considerations.

4.2 Notification of Certain Events

In order to assist Parent to comply with their obligations hereunder, the Company will give Parent notice of each of the following events at the time set forth below:

(a) in the event of any determination by the Board of Directors in accordance with the constating documents of the Company to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(b) as promptly as practicable, upon receipt by the Company of notice of or otherwise becoming aware of the commencement of any claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Company or to effect any other distribution of assets of the Company among its stockholders for the purpose of winding up its affairs;

(c) promptly, upon receipt by the Company of a Retraction Request (as defined in the Exchangeable Share Provisions);

(d) at least 15 days prior to any accelerated Redemption Date determined by the Board of Directors in accordance with the Exchangeable Share Provisions;

(e) as soon as practicable upon the issuance by the Company of any Exchangeable Shares or rights to acquire additional Exchangeable Shares; and

(f) any adjustments or modifications made pursuant to the Exchangeable Share Provisions;

provided that the failure of the Company to so notify Parent shall in no way affect, detract from or otherwise impair or lessen Parent's obligations under this Agreement.

4.3 Exchangeable Shares

Parent shall provide the Company with written notice of the completion of a Parent Control Transaction or any Parent Special Event, in each case together with the particulars thereof. Upon receipt of such notice from Parent, the Company will use best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by the Company, and such adjustments or modifications are made in response to such Special Event in the manner contemplated and as more particularly described in the Exchangeable Share Provisions.

4.4 Delivery of Parent Common Shares

(1) Parent hereby represents, warrants and covenants that it has taken all actions and done all things as are necessary under all applicable United States federal or state laws or regulations, (collectively, the "**Applicable Laws**") as such laws exist as of the date hereof to permit the requisite number of Parent Common Shares to be issued and delivered to Subco so as to enable Subco to fulfil its obligations pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, the Retraction Call Right, the Redemption Call Right, the Liquidation Call Right, the Exchange Right and the Automatic Exchange Rights, as the case may be.

(2) Notwithstanding any of the foregoing or the provisions of this Agreement or the Exchangeable Share Provisions, the Holders hereby acknowledge and agree that the obligations of Parent, Subco and the Company to deliver or to cause the Parent Common Shares to be issued and delivered pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, the Retraction Call Right, the Redemption Call Right, the Liquidation Call Right, the Exchange Right or the Automatic Exchange Rights, as the case may be, shall be subject to, inter alia, the following conditions, which conditions may be waived by Parent in its sole and absolute discretion:

(a) Each Holder, at the time of such delivery or issuance of any Parent Common Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, the Retraction Call Right, the Redemption Call Right, the Liquidation Call Right, the Exchange Right or the Automatic Exchange Rights, as the case may be, will be an "accredited investor" as such term is defined under Rule 501(a) of

Regulation D promulgated under the United States *Securities Act* of 1933 and as defined in Ontario Securities Commission Rule 45-106 – Prospectus and Registration Exemptions, and will, at least three (3) Business Days prior to the delivery of any Parent Common Share as set out above, deliver to Parent a letter in the form attached hereto as Schedule "B".

(b) The delivery and issuance of the Parent Common Shares to be issued and delivered pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, the Retraction Call Right, the Redemption Call Right, the Liquidation Call Right, the Exchange Right or the Automatic Exchange Rights, as the case may be, must be exempt from any requirement under Applicable Laws, including any applicable securities laws, that require:

(i) any of Parent, Subco or the Company to be registered under the securities laws of any jurisdiction, or

(ii) any of Parent, Subco or the Company to file a registration statement or prepare any other offering document or file and obtain a receipt for a preliminary prospectus and/or a final prospectus in respect of the Parent Common Shares.

Parent, Subco and the Company hereby covenant and agree that if the delivery and issuance of the Parent Common Shares is not so exempt under Applicable Laws, then they will, at their expense, use their commercially reasonable efforts to apply for and obtain such discretionary orders as are necessary to permit the issuance and delivery of the Parent Common Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, the Retraction Call Right, the Redemption Call Right, the Liquidation Call Right, the Exchange Right or the Automatic Exchange Rights; provided, however, that nothing herein shall require Parent to be registered under the securities laws of any jurisdiction or to file a registration statement or prepare any other offering document or file and obtain a receipt for a preliminary prospectus and or a final prospectus in order to effect the issuance and delivery of the Parent Common Shares.

4.5 Number of Parent Common Shares

In furtherance of the obligations of Parent, Subco and the Company under this Agreement, Parent will issue and deliver to Subco, as soon as reasonably practicable hereafter the requisite number of Parent Common Shares equal to the number of issued and outstanding Exchangeable Shares. All such Parent Common Shares will upon their issuance be duly authorized and validly issued as fully paid and non-assessable, free and clear of any lien, claim or encumbrance.

4.6 Equivalence

Parent hereby covenants and agrees to cause the Company to effect the necessary amendments to the constating documents of the Company to give effect to Section 11.1 of the Exchangeable Share Provisions, and covenants and agrees to issue and distribute to the Holders

the economic equivalent of the rights, options, securities, shares, evidence of indebtedness or other assets referred to and in accordance with Section 11.2 of the Exchangeable Share Provisions.

4.7 **Tender Offers, Drag-Along Rights, Etc.**

(1) Subject to Section 4.7(2) hereof, in the event that a tender offer, share exchange offer, take-over bid or similar transaction with respect to Parent Common Shares (an "**Offer**") is proposed by Parent or is proposed to Parent or its shareholders and is recommended by the Board of Directors of the Parent, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of the Parent, Parent shall, in good faith, use its commercially reasonable efforts to do all such things as are necessary to enable and permit Holders to participate in such Offer to the same extent and on substantially equivalent basis as the holders of Parent Common Shares; provided, however, that Parent shall not be obligated to register under the securities laws of any jurisdiction or to file a registration statement or prepare any other offering document or file and obtain a receipt for a preliminary prospectus and/or a final prospectus in order to enable or permit Holders to participate in such Offer.

(2) In the event of a Parent Control Transaction, each Holder agrees that the Holder will, to the extent, if any, that the Board of Directors of the Parent determines that such a vote, consent or action is necessary or desirable, vote for, consent to and take all actions required in connection with, and raise no objections to, such Parent Control Transaction. If the Parent Control Transaction is structured as (i) a merger, consolidation or similar business combination, each Holder agrees to vote, to the extent, if any, that the Board of Directors of the Parent determines that such a vote is necessary or desirable, in favour of the merger, consolidation or business combination and will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or similar business combination (and the process thereof), or (ii) a sale of stock, each Holder agrees to sell all of his, her or its Exchangeable Shares and any rights to acquire Parent Common Shares, in each case on the same terms and conditions (including the same effective price) approved by the Board of Directors of the Parent and applicable to all holders of Parent Common Shares then outstanding. Each Holder further agrees to take all necessary or desirable actions in connection with the consummation of any Parent Control Transaction as requested by the Company or Parent. Parent agrees, to the extent permitted by applicable law, to take into account, together with any factors that Parent deems appropriate or reasonable in its good faith judgment, the tax positions and tax consequences for each of its partners (including the Holders) in determining the manner in which to effect the initial public offering of its securities.

4.8 **Voting Rights Applicable to Holders of Exchangeable Shares**

Subco covenants and agrees that it will vote the Parent Common Shares held by it at each meeting of holders of Parent Common Shares, to correspond with the number of Exchangeable Shares issued and outstanding as at the record date for such meeting, pursuant to such proxies and/or directions which it may receive from such Holders prior to the date of such meeting.

ARTICLE 5
PARENT SUCCESSORS

5.1 Certain Requirements in Respect of Combination, Etc.

Subject to Section 4.7(2), if Parent shall enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing company resulting therefrom and the Exchangeable Shares shall not have been redeemed by Parent or the Company (such transaction, a "**Change in Control Transaction**"), it shall ensure that such other Person or continuing company (the "**Parent Successor**"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are necessary to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Parent under this Agreement.

5.2 Vesting of Powers in Successor

In the event that Section 5.1 applies, the Parent Successor and the Company shall execute and deliver the supplemental agreement provided for in Article 5 hereof, and thereupon the Parent Successor shall possess and from time to time may exercise each and every right and power of Parent under this Agreement in the name of Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of the Parent or any officers of Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

5.3 Wholly-owned Subsidiaries

Nothing herein shall be construed as preventing the amalgamation, merger or other combination of any wholly-owned subsidiary of Parent (other than the Company) with or into Parent or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Parent (other than the Company); provided that all of the assets of such subsidiary are transferred to Parent or another wholly-owned subsidiary of Parent.

ARTICLE 6
AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

6.1 Amendments, Modifications, Etc.

Subject to Section 6.4, this Agreement may not be amended, modified or waived except by an agreement in writing executed by the Company, Parent and Subco and Holders holding an aggregate of at least 51% of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by Parent or its subsidiaries). No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing.

6.2 Ministerial Amendments

Notwithstanding the provisions of Section 6.1 hereof, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this Agreement for the purposes of:

(a) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder;

(b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of Parent and the Company, having in mind the best interests of the Holders as a whole, based upon the advice of counsel, it may be expedient to make; provided that such boards of directors shall be of the opinion that such amendments and modifications will not be materially prejudicial to the interests of the Holders as a whole; or

(c) making such changes or corrections which, on the advice of counsel to the Company and Parent, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the board of directors of each of the Company and Parent shall be of the opinion that such changes or corrections will not be materially prejudicial to the interests of the Holders as a whole.

6.3 Meeting to Consider Amendments

The Company, at the request of Parent, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the constating documents of the Company, the Exchangeable Share Provisions and all applicable laws.

6.4 Changes in Capital of Parent and the Company

At all times after the occurrence of any event effected as a result of which Parent Common Shares and/or the Exchangeable Shares are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Shares and/or the Exchangeable Shares are so changed, and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

6.5 Execution of Supplemental Agreements

From time to time the Company (when authorized by a resolution of the Board of Directors), Parent (when authorized by a resolution of its Board of Directors) and Holders holding an aggregate of at least 51% of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by Parent or its subsidiaries) may execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a) evidencing the succession of any Parent Successors to Parent and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 5;

(b) making any additions to, deletions from or alterations of the provisions of this Agreement or the Exchange Right or the Automatic Exchange Rights which are necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Parent, the Company, or this Agreement; and

(c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation to make or evidence any amendment or modification to this Agreement as contemplated hereby.

ARTICLE 7
TERMINATION

7.1 Term

This Agreement shall continue until the earliest to occur of the following events:

(a) no outstanding Exchangeable Shares are held by a Holder; or

(b) each of the Company, Parent and Subco elects in writing to terminate this Agreement and such termination is approved by Holders holding an aggregate of at least 51% of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by Parent or its subsidiaries).

ARTICLE 8
GENERAL

8.1 Severability

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby, and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

8.2 Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders and their heirs, executors personal representatives, successors and assigns. In the case of a transferee permitted under Section 3.5 of this Agreement, such transferee shall be deemed to be a Holder hereunder; provided, however, that no transferee shall derive any rights under this Agreement unless and until such transferee has delivered to Parent and the Company a valid and legally binding counterpart to this Agreement or undertaking to become bound by the terms of this Agreement.

8.3 Notices to Parent

(1) All notices and other communications to be sent to any of Parent, Subco, or the Company hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy at the following addresses (or at such other address as shall be specified in like notice):

•

Attention:

Facsimile:

with copies to:

•

Attention:

Facsimile:

Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile or electronic mail (if specified below and with confirmation sent by facsimile on the same day) to such holder with telephonic confirmation by the sending party. All such notices, demands or other communications shall be deemed to have been received: (i) in the case of sending by personal delivery or via a nationally recognized overnight courier, upon delivery; (ii) in the case of transmittal by facsimile or electronic mail, upon the completion of the transmission by facsimile or electronic mail (if specified below and with confirmation sent by facsimile on the same day); or (iii) in the case of sending by certified or registered mail, return receipt requested and postage prepaid, 120 hours after 12:01 a.m. on the day following the day of the mailing thereof in either the Canadian or United States postal systems, provided that if any such notice, demand or other communication shall have been mailed and if regular mail service in either Canada or the United States shall be or be threatened to be interrupted by strikes or other irregularities, such notice, demand or other communication shall be deemed to have been received 120 hours after 12:01 a.m. on the day following the resumption of normal mail service; provided, that during the period that regular mail service shall be interrupted, all notices, demands or other communications permitted or required to be given hereunder shall be given by personal delivery, overnight courier, electronic mail (if specified below and with confirmation sent by facsimile on the same day) or by facsimile transmission. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to such party at its changed address.

Notice to Holders

Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

8.4 Power of Attorney

In order to ensure the performance of the obligations of each Holder under the provisions of Section 4.7(2) hereof, (collectively, the "**Stockholder Obligations**"), each Holder hereby irrevocably appoints the Company, as his, her or its true and lawful attorney-in-fact, with full power of substitution, to (i) vote, to the extent, if any, that the Board of Directors of the Parent determines that such a vote is necessary or desirable, all of his, her or its Exchangeable Shares and other voting securities of the Company and Parent on all such matters as expressly provided for in Section 4.7(2) hereof and (ii) take all actions, and execute and deliver all agreements, certificates or other documents, in each case necessary to implement and give effect to the agreements set forth in Section 4.7(2) hereof in the name and for the benefit and obligation of such Holder. The power of attorney granted by each Holder pursuant to this Section 8.5 is coupled with an interest and is given to secure the performance of each Holder's obligations under this Agreement. Such power of attorney is irrevocable, and shall survive the death, incompetency, disability, bankruptcy or dissolution of such Holder, and the subsequent holders of his, her or its Exchangeable Shares. The power of attorney granted hereunder with respect to a particular provision of this Agreement shall terminate concurrently with the termination of that provision.

8.5 Rights to Negotiate Repurchase Price

This Agreement shall not be deemed to restrict or prohibit the Company or Parent from purchasing Exchangeable Shares from any holder of any such Exchangeable Shares, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the parties, whether or not at the time of such purchase circumstances exist which specifically grant the Company and Parent the right to purchase, or such holder the right to sell Exchangeable Shares.

8.6 Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

8.7 Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Attornment

Each party to this Agreement agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Company at its registered office in the Province of Ontario as Parent's attorney for service of process.

IN WITNESS WHEREOF the parties have executed this Exchange and Support Agreement.

PARENT:

KMA GLOBAL SOLUTIONS INC.

Per: ______________________
Name: Jeff Reid
Title: Authorized Signing Officer
I have authority to bind the corporation

COMPANY:

KMA ACQUISITION EXCHANGECO INC.

Per: ______________________
Name: Jeff Reid
Title: Authorized Signing Officer
I have authority to bind the Corporation

SUBCO:

KMA GLOBAL SOLUTIONS INTERNATIONAL, LLC

Per: ______________________
Name: Jeff Reid
Title: Authorized Signing Officer
I have the authority to bind the Corporation

SCHEDULE "A"

Exchangeable Share Provisions

SCHEDULE "B"

Investment Letter

•

•

Dear Sirs:

This letter is being delivered in connection with that certain Exchange and Support Agreement (the "**Exchange and Support Agreement**") dated •, 2006 by and among KMA Global Solutions Inc. ("**Parent**"), • LLC ("**Subco**"), and KMA Acquisition Exchangeco Inc., an Ontario corporation (the "**Company**"), and the Holders (as defined in the Exchange and Support Agreement). Capitalized terms used in this letter without definition shall have the meanings ascribed to them in the Exchange and Support Agreement.

In order to induce Parent and Subco to transfer to the undersigned Parent Common Shares issuable upon exchange of the Exchangeable Shares the undersigned represents, warrants and covenants as follows:

(a) The undersigned is an "accredited investor" as defined in Rule 501(a) under the United States *Securities Act* of 1933, as amended, by virtue of satisfying one or more of the criteria set out in the definition of "accredited investor" that is attached to this letter as Appendix 1, and the undersigned has initialled all of the definitions on the attached Appendix 1 that are applicable to the undersigned. The undersigned resides in the country and province identified on the signature page hereof.

(b) The undersigned is acquiring the Parent Common Shares issuable upon exchange of the Exchangeable Shares for his, her or its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof.

(c) The undersigned is purchasing the Parent Common Shares as principal and is exempt from the prospectus requirements of applicable securities legislation by virtue of the undersigned is a resident of or otherwise subject to the securities legislation of Ontario, and it is an "accredited investor" (as defined in Ontario Securities Commission Rule 45-106 – Prospectus and Registration Exemptions) such that one or more of the categories set forth in Appendix 2 attached hereto correctly and in all respects describes the Subscriber, and the Subscriber has so indicated by checking the box opposite each category on such Appendix 2 which so describes it and the Subscriber acknowledges that by signing this letter it is certifying that the statements made by checking the appropriate accredited investor categories are true.

(d) The undersigned has had such opportunity as he, she or it deemed adequate to obtain from representatives of Parent such additional information, including with respect to the business, management and financial affairs of Parent, as was

necessary to permit him, her or it to evaluate the merits and risks of an investment in Parent.

(e) The undersigned has sufficient knowledge and experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of Parent Common Shares issuable upon exchange of the Exchangeable Shares to make an informed investment decision with respect to such purchase.

(f) The undersigned can afford a complete loss of the value of the Parent Common Shares issuable upon exchange of the Exchangeable Shares and is able to bear the economic risk of holding such Parent Common Shares issuable upon exchange of the Exchangeable Shares for an indefinite period.

Very truly yours,

Name:

Title:

Residence:

Date:____________________

APPENDIX 1

"ACCREDITED INVESTOR"

The undersigned hereby represents and warrants that the undersigned is an "accredited investor" as such term is defined under Rule 501(a) of Regulation D promulgated under the United States *Securities Act* of 1933, as amended (the "**US Securities Act**"), by virtue of satisfying one or more of the criteria set out as follows, and the undersigned has initialled any of the criteria that are applicable to the undersigned:

__________ Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds US$1,000,000;

__________ Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________ Any entity in which all of the equity owners are accredited investors;

__________ Any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the *Securities Exchange Act* of 1934; any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the *Investment Company Act* of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the *Small Business Investment Act* of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the *Employee Retirement Income Security Act* of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__________ Any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940;

__________ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

__________ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; and

_________ Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

___________ ______________________________

(Date) (Signature of Shareholder)

APPENDIX 2

ACCREDITED INVESTOR CERTIFICATE

(To be completed by Accredited Investors in Ontario)

The Subscriber, or, if applicable, the beneficial purchaser, is a resident of or otherwise subject to the securities legislation of Ontario and is an "accredited investor", as such term is defined in Ontario Securities Commission Rule 45-106 – Prospectus and Registration Exemptions ("**OSC Rule 45-106**") and, as at the time of closing, the Subscriber or the beneficial purchaser, as the case may be, falls within one or more of the following categories (Please check one or more, as applicable):

☐ (a) a bank listed in Schedule I or II of the *Bank Act* (Canada), or an authorized foreign bank listed in Schedule III of that Act;

☐ (b) the Business Development Bank incorporated under the *Business Development Bank Act* (Canada);

☐ (c) a loan corporation or trust corporation registered under the *Loan and Trust Corporations Act* (Ontario) or under the *Trust and Loan Companies Act* (Canada), or under comparable legislation in any other jurisdiction;

☐ (d) a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the *Cooperative Credit Associations Act* (Canada), in each case, located in Canada;

☐ (e) a company licensed to do business as an insurance company in any jurisdiction;

☐ (f) a subsidiary of any person or company referred to in paragraph (a), (b), (c), (d) or (e), where the person or company owns all of the voting shares of the subsidiary entity;

☐ (g) a person or company registered under the *Securities Act* (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

☐ (h) the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

☐ (i) any Canadian municipality or any Canadian provincial or territorial capital city;

☐ (j) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

☐ (k) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

☐ (l) a registered charity under the *Income Tax Act* (Canada);

☐ (m) an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

☐ (n) an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

☐ (o) an individual who has been granted registration under the *Securities Act* (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

☐ (p) a promoter of the issuer or an affiliated entity of a promoter of the issuer;

☐ (q) a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the issuer;

☐ (r) a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the *Securities Act* (Ontario);

☐ (s) an issuer that is acquiring securities of its own issue;

☐ (t) a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

☐ (u) a person or company that is recognized by the Ontario Securities Commission as an accredited investor;

☐ (v) a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

☐ (w) a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director or, if it has ceased distribution of its securities, has previously distributed securities in this manner;

☐ (x) a fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

☐ (y) an account that is fully managed by a trust corporation registered under the *Loan and Trust Corporations Act* (Ontario) or under the *Trust and Loan Companies Act* (Canada), or under comparable legislation in any other jurisdiction;

☐ (z) an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

☐ (aa) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

Definitions

As used in this Appendix 2, the following terms have the following meanings:

"affiliated entity" in OSC Rule 45-106, a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

"company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization.

"director" where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company.

"entity" means a company, syndicate, partnership, trust or unincorporated organization.

"financial assets" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the *Securities Act* (Ontario).

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada.

"fully managed account" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction.

"individual" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative.

"jurisdiction" means a province or territory of Canada except when used in the term foreign jurisdiction.

"**mutual fund**" includes (i) an issuer, (x) whose primary purpose is to invest money provided by its securityholders, and (y) whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or (ii) an issuer or a class of issuers that is designated as a mutual fund by an order of the Ontario Securities Commission in the case of a single issuer or otherwise in a regulation which is made for the purposes of the definition of "mutual fund" under the *Securities Act* (Ontario), but does not include an issuer or a class of issuer that is designated not to be a mutual fund by an order of the Ontario Securities Commission in the case of a single issuer or otherwise in a regulation which is made for the purposes of the definition of "mutual fund" under the *Securities Act* (Ontario).

"**non-redeemable investment fund**" means an issuer:

(a) whose primary purpose is to invest money provided by its securityholders;

(b) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(c) that is not a mutual fund.

"**officer**" means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer of a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of an issuer.

"**person**" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative.

"**promoter**" means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of an issuer, or (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of an issuer, directly or indirectly, received in consideration of services or property, or both services and property, 10 per cent or more of any class of securities of the issuer or 10 per cent or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing, or substantially reorganizing the business.

"**related liabilities**" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

"spouse", in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

"subsidiary" in OSC Rule 45-106, a person or company is considered to be a subsidiary entity of another person or company if:

(a) it is controlled by,

(i) that other,

(ii) that other and one or more persons or companies each of which is controlled by that other, or

(iii) two or more persons or companies, each of which is controlled by that other; or

(b) it is a subsidiary entity of a person or company that is the other's subsidiary entity.

__Interpretation__

In this Appendix 2, a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In this Appendix 2, a person or company is considered to be controlled by a person or company if:

(1) in the case of a person or company,

(a) voting securities of the first mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

(b) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

(2) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

(3) in the case of a limited partnership, the general partner is the second-mentioned person or company.

In this Appendix 2, a person or company is considered to be a subsidiary entity of another person or company if:

(1) it is controlled by,

(a) that other, or

(b) that other and one or more persons or companies each of which is controlled by that other, or

(c) two or more persons or companies, each of which is controlled by that other; or

(2) it is a subsidiary entity of a person or company that is the other's subsidiary entity,